Exhibit 99.1

1 Corporate Update May 19, 2010

2 Forward-Looking Statement   Forward-looking statements contained in this presentation are based on Sucampo’s assumptions and expectations concerning future events.  They are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements.  Sucampo’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as regulatory delays, the failure of clinical trials, the inability to fund drug development initiatives, competitive products and other factors identified in the “Risk Factors” section of Sucampo’s Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission.  While Sucampo may elect to update these statements at some point in the future Sucampo specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise.  In light of the significant uncertainties inherent in the forward-looking information in this presentation, you are cautioned not to place undue reliance on these forward-looking statements.

Sucampo Pharmaceuticals, Inc. --
A Biopharmaceutical Company

Amitiza®

- The first FDA approved drug for chronic idiopathic constipation (CIC) in adults of all ages (Amitiza 24 mcg)
- The only FDA approved drug for irritable bowel syndrome with constipation (IBS-C) in women 18 years and older (Amitiza 8 mcg)
- Ongoing phase 3 trials for CIC in Japan
- Two completed phase 3 trials for Opioid-induced Bowel Dysfunction (OBD)
- Recent marketing approval in Switzerland for CIC indication

A pipeline of prostone-based product opportunities

- Rescula™ for glaucoma and dry age-related macular degeneration (dry AMD)
- Cobiprostone for prevention of NSAID-induced gastric ulcers
- SPI-017 for peripheral arterial disease
- Additional prostones in preclinical development

Strong financial position

- $117 million in cash and investments (as of March 31, 2010)
- No debt

SUCAMPO PHARMACEUTICALS, INC.
3

4 Sucampo’s Product Opportunities Discovery Preclinical Phase 1 Phase  2 Phase  3 Marketed Phase  4 Amitiza (lubiprostone) Chronic Idiopathic Constipation (CIC) in Adults Irritable Bowel Syndrome with Constipation (IBS-C) in Adult Women Opioid-induced Bowel Dysfunction (OBD) in Non-Malignant Pain Patients   CIC in Renal Impaired Patients (Submitted to FDA) CIC in Hepatic Impaired Patients (Submitted to FDA)     CIC in Japanese Patients CIC  -- Swiss Marketing Authorization Application Approved Cobiprostone   Prevention of NSAID-Induced Ulcers Rescula Open-Angle Glaucoma Ocular Hypertension Dry Age-related Macular Degeneration (Dry AMD) SPI-017 Peripheral Arterial Disease in Japanese Patients

5 Amitiza Answers Unmet Medical Needs in the Gastro-Intestinal Market   Proven safety and efficacy for long-term usage Efficacy and tolerability similar for both genders and across age groups for CIC 90% of nausea events diminish after first weekCompeting products recommended for short-term use only Quick and predictable relief of symptoms Up to 63% of CIC patients respond within 24 hoursIBS-C patients were twice as likely to achieve overall response than those receiving placebo Well-positioned to capitalize on major market opportunity Estimated U.S. market of 12 million patients with CICEstimated more than 10 million patients with IBS-C in the U.S. More than 14 million (CIC and IBS-C) new diagnoses each year Unique mechanisms of actionIn CIC, Amitiza activates chloride ion channels, promoting fluid secretion In IBS-C, Amitiza activates chloride ion channels and promotes mucosal barrier protection

6 Amitiza – Electrolytes Remain Stable, Even After 48 Weeks*   n Baseline Week 24 Week 48 Sodium, mEq/L 873 141.0 140.0 139.0 Potassium, mEq/L 873 4.2 4.1 4.1 Chloride, mEq/L 873 103.0 103.0 103.0 Calcium, mg/dL 873 9.7 9.7 9.7 Magnesium, mEq/L 872 1.7 1.7 1.7 Phosphorus, mg/dL 872 3.6 3.6 3.6 * Orr KK. Formulary. 2006;41(3):118-129. Ueno R, Osama H, Habe T, Engelke K, Patchen M. Gastroenterology. 2004;126 (suppl 2):A-100.

7 Amitiza Key Terms of Agreements with Takeda Takeda commercializes and markets Amitiza for GI indications in U.S. and Canada Currently covers two indications: CIC in adults and IBS-C in adult women Takeda holds right of first refusal to additional GI indications Takeda records all U.S. sales Sucampo retains all other rights Sucampo’s tiered royalty rate based on 18% to 26% of annual net sales Sucampo is reimbursed for GI clinical development costs Sucampo has received $150 million in upfront and development milestone payments as of 3/31/2010 Sucampo receives up to $4.5 million/year to support co-promotion efforts Sucampo co-markets Amitiza to Long Term Care, Hospitals and Department of Defense market segments

8 Amitiza – Phase 3 Trial Design for Opioid-induced Bowel Dysfunction (OBD) Conducted two identically-designed, randomized, phase 3 placebo-controlled efficacy trials in 443 OBD patients at multiple sites in U.S. and Canada Primary endpoint: change from baseline in spontaneous bowel movement (SBM) frequency at Week 8 in patients without reduction in dose of study pain medication Administered two 24-mcg capsules of lubiprostone or placebo each day for 12 weeks (1 capsule, twice a day)Concomitant pain medications: fentanyl, methadone, morphine and oxycontin Anticipate top-line, long-term safety data in late 2010 Reported results of one successful phase 3 trial (OBD0631) at DDW 2010

9 Amitiza – Data from Phase 3 Pivotal Trial for Opioid-induced Bowel Dysfunction (OBD)* Study ‘631 reached primary endpoint and achieved statistical significance (p=0.0226) for patients taking lubiprostone compared to placebo. Study ‘632 did not reach statistical significance for the same primary endpoint Patients in ‘631 trial taking lubiprostone achieved a significantly (p=0.02) greater increase in the mean number of SBMs per week in eight of the 12 weeks of the trial as compared to placebo patients The percentage of patients in ‘631 trial who achieved a SBM within 24 hours and 48 hours was significantly higher with lubiprostone as compared to placebo (p=0.0126 at 24 hours, and p=0.0360 at 48 hours) Statistical significance was achieved for the overall change from baseline in constipation-associated symptom endpoints in ‘631 trial Pre-NDA meeting held with FDA in April 2010: One additional phase 3 study in OBD required to satisfy filing requirement  for sNDA; currently discussing next steps with Takeda * DDW 2010, Abstract #780958

10 Amitiza - Terms of License, Commercialization and Supply Agreement with Abbott Japan   Agreement represents a key element in Sucampo’s international growth strategy for Amitiza Abbott received exclusive rights to commercialize Amitiza in Japan for CIC, and right of first refusal for additional indications in Japan If successfully developed, Sucampo will supply finished product to Abbott Sucampo retains right to co-promote Amitiza in Japan and to develop Amitiza for additional indications Sucampo has received a total of $17.5 million in upfront and milestone payments from Abbott (as of 03/31/10) Sucampo now conducting phase 3 safety trials in Japanese CIC patients

Amitiza -- Ongoing Japanese Patient Phase 3 Efficacy and Safety Trials for Chronic Idiopathic Constipation (CIC)

Phase 3 efficacy trial

- A randomized, double-blind, placebo-controlled multi-center trial
- Dose: Placebo or one lubiprostone 24-mcg capsule twice daily for 28 days
- Enrolled 124 patients, with history of less than 3 SBMs per week for at least 6 months, confirmed during 14-day screening period
- Primary efficacy endpoint: mean change in SBMs from baseline after one week of treatment

Ongoing phase 3 safety trial

- An open-label, multi-center, confirmatory trial
- Dose: one lubiprostone 24-mcg capsule twice a day for 48 weeks
- Enrolled 209 patients, with history of less than 3 SBMs per week for at least 6 months, confirmed during 14-day screening period

SUCAMPO PHARMACEUTICALS, INC. 11

12 Rescula – Agreement with R-Tech Ueno Ltd. covers U.S. and Canada Sucampo’s first non-GI therapeutic area drug, licensed from R-Tech Ueno, Ltd. Rescula is a prostone-based drug FDA-approved in 2000 for lowering of intra-ocular pressure (IOP) in glaucoma and ocular hypertension patients, not currently marketed Activates BK channels in retinal cells, thus lowers IOP by increased outflow of aqueous humor. Proven to increase ocular blood flow to optic nerve and in the choroid Demonstrated to maintain visual field, to inhibit apoptosis and to inhibit changes in an ischemic optic nerve head These data were developed after Rescula’s first approval Sucampo filed these data in an sNDA in August 2009; awaiting decision Sucampo has exclusive rights to commercialize Rescula and the right of first refusal to additional indications; as well as the right to develop Rescula for additional ophthalmic indications and to license those indications back to RTU Sucampo plans to re-launch Rescula for glaucoma and ocular hypertension and is designing phase 2 protocol for dry age-related macular degeneration (dry AMD)

Cobiprostone -- Phase 2 Trial Design

- Cobiprostone is a locally acting chloride channel activator with potent activity in the GI tract
- In animal studies, cobiprostone protects against formation of ulcers induced by both indomethacin and stress
- Phase 1 study showed cobiprostone to be safe
- Purpose of phase 2 trial: to assess the safety and protective effects of cobiprostone compared to placebo in patients taking chronic NSAID therapy for osteoarthritis and/or rheumatoid arthritis
- Three dose levels of cobiprostone: 18-mcg once, twice or three times a day
- All subjects received 500-mg naproxen twice a day
- Baseline endoscopy without gastric and duodenal ulcers or ≤ 2 gastric and/or duodenal erosions
- Primary endpoint: overall incidence of gastric ulcers during 12 week treatment period
- Addresses the risk of *C dificile* infections as well as constipation associated with PPI-NSAID combinations

SUCAMPO PHARMACEUTICALS, INC. 13

14 Cobiprostone -- Phase 2 Trial Results in Prevention of NSAID-Induced GI Injury* Subjects in high-dose cobiprostone cohort experienced 50.0% reduction in overall incidence of gastric ulcers when compared to placebo Cobiprostone showed an overall statistically significant reduction in gastric erosions through the 12 week treatment period and reductions in gastric erosions through Week 12 were dose dependent, middle and high dose cohorts showed statistical significance Time-to-onset of all ulcer or erosion development was delayed in cobiprostone cohorts with overall statistical significance across the 12 weeks *DDW 2010, oral presentation 780837

15 Cobiprostone -  Phase 2 Efficacy Results Overall Incidence of Ulcers at Week 12* % of Subjects Study Treatment Naproxen + Placebo Naproxen + Cobiprostone 18 mcg Naproxen + Cobiprostone 36 mcg Naproxen + Cobiprostone 54 mcg 50% reduction with 54 mcg compared to naproxen + placebo (p = 0.414) *DDW 2010, oral presentation 780837

16 Cobiprostone – Phase 2 Efficacy Results Incidence of Gastric Erosions* Mean Number of Erosions Baseline Week 4 Week 8 Week 12 Naproxen + Placebo Naproxen + Cobiprostone 18 mcg Naproxen + Cobiprostone 36 mcg Naproxen + Cobiprostone 54 mcg  Statistically Significant Results Overall p-value for 36 mcg = 0.038 Overall p-value for 54 mcg = 0.010 Overall p-value for all cobiprostone groups combined = 0.032  P-values are from post-hoc contrasts comparing each group to placeboP=0.05 * DDW 2010, oral presentation #780837

Proprietary Fatty Acids – Prostones – Fuel Sucampo's Growth and Deep Product Pipeline

Fatty Acids

↓

Prostaglandins

↓

Prostones

Amitiza® (lubiprostone)
- CIC (24 mcg) approved January 2006
- IBS-C (8 mcg) approved April 2008

Rescula® (unoprostone isoprophyl)
- Re-launch in U.S. for glaucoma and ocular hypertension in 2010
- Dry AMD phase 2 protocol under development

Cobiprostone (SPI-8811)
- Reported phase 2 trial for prevention of NSAID-induced gastric ulcers

SPI-017
- Ongoing phase 1 trial for peripheral arterial disease

Other Prostones
- Six compounds selected for preclinical development

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Prostones Work As Potassium and Chloride Channel Activators

Potassium channels activation — Produce → Hyperpolarisation, Cell Protection

Chloride channels activation — Promotes → Fluid Secretion, Tight junction

Potential Therapeutic Targets

Gastrointestinal
- ✓ Constipation
- ✓ Gastric ulcer
- ✓ Inflammatory bowel disease, etc.

Ophthalmology
- ✓ Glaucoma
- ✓ Dry AMD
- ✓ Retinitis Pigmentosa

Cardiovascular
- ✓ Peripheral arterial disease (PAD)
- ✓ Myocardial infarction
- ✓ Arterial hypertension, etc.

Oncology
- ✓ Chemoprotection
- ✓ Mucositis/Stomatitis
- ✓ Secondary prevention (adjuvant)

Urology
- ✓ Overactive bladder
- ✓ Erectile dysfunction, etc.

CNS
- ✓ Stroke
- ✓ Alzheimer's disease
- ✓ Parkinson's disease
- ✓ Epilepsy
- ✓ Amyotrophic lateral sclerosis (ALS) etc.
- ✓ Spinal stenosis

Pulmonary
- ✓ Chronic obstructive pulmonary disease (COPD)
- ✓ Asthma, etc.

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19 Sucampo’s Strong Financial Position As of December 31, (In millions, except per share data) 2007 2008 2009 2010 YTD As of March 31 Product Royalty Revenue $27.5 $34.4 $38.3 $9.7 R&D Revenue* $59.4 $72.3 $24.0 $4.1 Total Revenue $91.9 $112.1 $67.4 $14.8 Net Income/(Loss) $13.2 $25.0 ($0.8) ($0.3) Earnings Per Share (diluted) $0.35 $0.59 ($0.02) ($0.01) Cash and Investments $86.1 $121.5 $118.3 $116.9 *R&D Revenue includes reimbursement of clinical trial expenses, and revenue recognized from milestone payments for filing and approval of sNDA for IBS-C (in 2007 and 2008, respectively).

20 Annual Net Sales of Amitiza Since Launch in April 2006 $250,000,000 $200,000,000 $150,000,000 $100,000,000 $50,000,000 $0 2006 2007 2008 2009 2010 (3 Months) SUCAMPO* TPNA Total $3,070,000 $15,624,700 $24,948,600 $27,640,000 $5,541,000 $27,630,000 $139,075,300 $168,451,400 $181,568,790 $48,752,566 $30,700,000 $154,700,000 $193,400,000 $209,208,790 $54,293,566 * Sales in the market segments targeted by Sucampo’s sales force (based on IMS data).

21 Sucampo’s 2010 Milestones Plan commercialization of Amitiza in Switzerland, based on result of pricing negotiations Report phase 3 efficacy results of Amitiza in Japanese CIC patients Initiate Amitiza phase 3 trial in OBD patients Initiate phase 2 trial of Rescula in dry AMD Continue phase 1 trial of SPL-017 for peripheral arterial disease (PAD) in Japanese patients Complete Amitiza for OBD phase 3 follow-on safety extension trial

22 Corporate Update May 19, 2010